UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 18, 2014

NAPCO SECURITY TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bayview Avenue, Amityville, New York 11701

(Address of principal executive offices)

Registrant's telephone number, including area code (631) 842-9400

____________________________________________________

(Former name and former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     OTHER EVENTS

On September 18, 2014, the registrant issued a press release announcing that its Board of Directors authorized the company to repurchase up to 1,000,000 shares of its common stock. This press release is furnished as Exhibit 99.1.

The maximum amount that the Company will spend to purchase shares under the repurchase program is $5,500,000. The program shall expire no later than June 29, 2017.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

 99.1    Press Release issued by Napco Security Technologies, Inc. dated September 18, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

NAPCO SECURITY TECHNOLOGIES, INC.
(Registrant)

Date: September 19, 2014	By:	/s/ Kevin S. Buchel
Kevin S. Buchel
Senior Vice President and Chief Financial Officer